                    _________________________________________

                         Prudential Municipal Bond Fund
                              Amended and Restated
                          Distribution and Service Plan
                                (CLASS A SHARES)

                                  INTRODUCTION


     The Distribution and Service Plan (the Plan) set forth below which is designed to conform to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act) and Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD) has been adopted by Prudential Municipal Bond Fund (the Fund) and by Prudential Investment Management Services LLC, the Fund's distributor (the Distributor).

     The Fund has entered into a distribution agreement pursuant to which the Fund will employ the Distributor to distribute Class A shares issued by the Fund (Class A shares). Under the Plan, the Fund intends to pay to the Distributor, as compensation for its services, a distribution and service fee with respect to Class A shares.

     A majority of the Trustees of the Fund, including a majority of those Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the Rule 12b-1 Trustees), have determined by votes cast in person at a meeting called for the purpose of voting on this Plan that there is a reasonable likelihood that adoption and continuation of this Plan will benefit the Fund and its shareholders. Expenditures under this Plan by the Fund for Distribution Activities (defined below) are primarily intended to result in the sale of Class A shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 promulgated under the Investment Company Act.

     The purpose of the Plan is to create incentives to the Distributor and/or other qualified broker-dealers and their account executives to provide distribution assistance to their customers who are investors in the Fund, to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature and other promotional and distribution activities and to provide for the servicing and maintenance of shareholder accounts.

                                    THE PLAN

     The material aspects of the Plan are as follows:

1.   DISTRIBUTION ACTIVITIES

     The Fund shall engage the Distributor to distribute Class A shares of the Fund and to service shareholder accounts using all of the facilities of the Distributor's distribution network, including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec). Services provided and activities undertaken to distribute Class A shares of the Fund are referred to herein as "Distribution Activities."

2.   PAYMENT OF SERVICE FEE

     The Fund shall pay to the Distributor as compensation for providing personal service and/or maintaining shareholder accounts a service fee of .25 of 1% per annum of the average daily net assets of the Class A shares (service fee). The Fund shall calculate and accrue daily amounts payable by the Class A shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Board of Directors/Trustees may determine.

3.   PAYMENT FOR DISTRIBUTION ACTIVITIES

     The Fund shall pay to the Distributor as compensation for its services a distribution fee, together with the service fee (described in Section 2 hereof), of .30 of 1% per annum of the average daily net assets of the Class A shares of the Fund for the performance of Distribution Activities. The Fund shall calculate and accrue daily amounts payable by the Class A shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Trustees may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the NASD Conduct Rules.

     Amounts paid to the Distributor by the Class A shares of the Fund will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund except that distribution expenses attributable to the Fund as a whole will be allocated to the Class A shares according to the ratio of the sales of Class A shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Trustees. The allocation of distribution expenses among classes will be subject to the review of the Trustees.

     The Distributor shall spend such amounts as it deems appropriate on Distribution Activities which include, among others:

          (a) sales commissions and trailer commissions paid to, or on account of, account executives of the Distributor;

          (b) indirect and overhead costs of the Distributor associated with Distribution Activities, including central office and branch expenses;

          (c) amounts paid to Prudential Securities or Prusec for performing services under a selected dealer agreement between Prudential Securities or Prusec and the Distributor for sale of Class A shares of the Fund, including sales commissions, trailer commissions paid to, or on account of, agents and indirect and overhead costs associated with Distribution Activities;

          (d) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

          (e) sales commissions (including trailer commissions) paid to, or on account of, broker-dealers and financial institutions (other than Prudential Securities or Prusec) which have entered into selected dealer agreements with the Distributor with respect to Class A shares of the Fund.


4.   QUARTERLY REPORTS; ADDITIONAL INFORMATION

     An appropriate officer of the Fund will provide to the Trustees of the Fund for review, at least quarterly, a written report specifying in reasonable detail the amounts expended for Distribution Activities (including payment of the service fee) and the purposes for which such expenditures were made in compliance with the requirements of Rule 12b-1. The Distributor will provide to the Trustees of the Fund such additional information as the Board shall from time to time reasonably request, including information about Distribution Activities undertaken or to be undertaken by the Distributor.

     The Distributor will inform the Trustees of the Fund of the commissions and account servicing fees to be paid by the Distributor to account executives of the Distributor and to broker-dealers and financial institutions which have selected dealer agreements with the Distributor.

5.   EFFECTIVENESS; CONTINUATION

     The Plan shall not take effect until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund.

     If approved by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund, the Plan shall, unless earlier terminated in accordance with its terms, continue in full force and effect thereafter for so long as such continuance is specifically approved at least annually by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan.

6.   TERMINATION

     This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund.

7.   AMENDMENTS

     The Plan may not be amended to change the combined service and distribution fees to be paid as provided for in Sections 2 and 3 hereof so as to increase materially the amounts payable under this Plan unless such amendment shall be approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund. All material amendments of the Plan shall be approved by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

8.   RULE 12b-1 TRUSTEES

     While the Plan is in effect, the selection and nomination of the Directors/Trustees shall be committed to the discretion of the Rule 12b-1 Directors/Trustees.

9.   RECORDS

     The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 4 hereof, for a period of not less than six years from the date of effectiveness of the Plan, such agreements or reports, and for at least the first two years in an easily accessible place.

Dated: August 1, 1994

Amended: June 1, 1998

                       ___________________________________

                         Prudential Municipal Bond Fund
                              Amended and Restated
                          Distribution and Service Plan
                                (CLASS B SHARES)


                                  INTRODUCTION


     The Distribution and Service Plan (the Plan) set forth below which is designed to conform to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act) and Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD) has been adopted by Prudential Municipal Bond Fund (the Fund) and by Prudential Investment Management Services LLC, the Fund's distributor (the Distributor).

     The Fund has entered into a distribution agreement pursuant to which the Fund will employ the Distributor to distribute Class B shares issued by the Fund (Class B shares). Under the Plan, the Fund wishes to pay to the Distributor, as compensation for its services, a distribution and service fee with respect to Class B shares.

     A majority of the Trustees of the Fund, including a majority who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the Rule 12b-1 Trustees), have determined by votes cast in person at a meeting called for the purpose of voting on this Plan that there is a reasonable likelihood that adoption and continuation of this Plan will benefit the Fund and its shareholders. Expenditures under this Plan by the Fund for Distribution Activities (defined below) are primarily intended to result in the sale of Class B shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 promulgated under the Investment Company Act.

     The purpose of the Plan is to create incentives to the Distributor and/or other qualified broker-dealers and their account executives to provide distribution assistance to their customers who are investors in the Fund, to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature and other promotional and distribution activities and to provide for the servicing and maintenance of shareholder accounts.

                                    THE PLAN

     The material aspects of the Plan are as follows:

1.   DISTRIBUTION ACTIVITIES

     The Fund shall engage the Distributor to distribute Class B shares of the Fund and to service shareholder accounts using all of the facilities of the Distributor's distribution network including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec). Services provided and activities undertaken to distribute Class B shares of the Fund are referred to herein as "Distribution Activities."

2.   PAYMENT OF SERVICE FEE

     The Fund shall pay to the Distributor as compensation for providing personal service and/or maintaining shareholder accounts a service fee of .25 of 1% per annum of the average daily net assets of the Class B shares (service fee). The Fund shall calculate and accrue daily amounts payable by the Class B shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Trustees may determine.

3.   PAYMENT FOR DISTRIBUTION ACTIVITIES

     The Fund shall pay to the Distributor as compensation for its services a distribution fee of .75 of 1% per annum of the average daily net assets of the Class B shares of the Fund for the performance of Distribution Activities. The Fund shall calculate and accrue daily amounts payable by the Class B shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Board of Directors/Trustees may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the NASD Conduct Rules.

     Amounts paid to the Distributor by the Class B shares of the Fund will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund except that distribution expenses attributable to the Fund as a whole will be allocated to the Class B shares according to the ratio of the sale of Class B shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Trustees. The allocation of distribution expenses among classes will be subject to the review of the Trustees. Payments hereunder will be applied to distribution expenses in the order in which they are incurred, unless otherwise determined by the Trustees.

     The Distributor shall spend such amounts as it deems appropriate on Distribution Activities which include, among others:

          (a) sales commissions (including trailer commissions) paid to, or on account of, account executives of the Distributor;

          (b) indirect and overhead costs of the Distributor associated with performance of Distribution Activities including central office and branch expenses;

          (c) amounts paid to Prudential Securities or Prusec for performing services under a selected dealer agreement between Prudential Securities or Prusec and the Distributor for sale of Class B shares of the Fund, including sales commissions and trailer commissions paid to, or on account of, agents and indirect and overhead costs associated with Distribution Activities;

          (d) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

          (e) sales commissions (including trailer commissions) paid to, or on account of, broker-dealers and other financial institutions (other than Prudential Securities or Prusec) which have entered into selected dealer agreements with the Distributor with respect to Class B shares of the Fund.


4.   QUARTERLY REPORTS; ADDITIONAL INFORMATION

     An appropriate officer of the Fund will provide to the Trustees of the Fund for review, at least quarterly, a written report specifying in reasonable detail the amounts expended for Distribution Activities (including payment of the service fee) and the purposes for which such expenditures were made in compliance with the requirements of Rule 12b-1. The Distributor will provide to the Trustees of the Fund such additional information as they shall from time to time reasonably request, including information about Distribution Activities undertaken or to be undertaken by the Distributor.

     The Distributor will inform the Trustees of the Fund of the commissions and account servicing fees to be paid by the Distributor to account executives of the Distributor and to broker-dealers and other financial institutions which have selected dealer agreements with the Distributor.

5.   EFFECTIVENESS; CONTINUATION

     The Plan shall not take effect until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class B shares of the Fund.

     If approved by a vote of a majority of the outstanding voting securities of the Class B shares of the Fund, the Plan shall, unless earlier terminated in accordance with its terms, continue in full force and effect thereafter for so long as such continuance is specifically approved at least annually by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Directors/Trustees by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan.

6.   TERMINATION

     This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class B shares of the Fund.

7.   AMENDMENTS

     The Plan may not be amended to change the combined service and distribution expenses to be paid as provided for in Sections 2 and 3 hereof so as to increase materially the amounts payable under this Plan unless such amendment shall be approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class B shares of the Fund.
All material amendments of the Plan shall be approved by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

8.   RULE 12b-1 TRUSTEES

     While the Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the discretion of the Rule 12b-1 Trustees.

9.   RECORDS

     The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 4 hereof, for a period of not less than six years from the date of effectiveness of the Plan, such agreements or reports, and for at least the first two years in an easily accessible place.



Dated: August 1, 1994

Amended: June 1, 1998

                       ___________________________________

                         Prudential Municipal Bond Fund
                          Distribution and Service Plan
                                (CLASS C SHARES)


                                  INTRODUCTION

     The Distribution and Service Plan (the Plan) set forth below which is designed to conform to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act) and Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD) has been adopted by Prudential Municipal Bond Fund (the Fund) and by Prudential Investment Management Services LLC, the Fund's distributor (the Distributor).

     The Fund has entered into a distribution agreement pursuant to which the Fund will employ the Distributor to distribute Class C shares issued by the Fund (Class C shares). Under the Plan, the Fund wishes to pay to the Distributor, as compensation for its services, a distribution and service fee with respect to Class C shares.

     A majority of the Trustees of the Fund, including a majority who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the Rule 12b-1 Trustees), have determined by votes cast in person at a meeting called for the purpose of voting on this Plan that there is a reasonable likelihood that adoption and continuation of this Plan will benefit the Fund and its shareholders. Expenditures under this Plan by the Fund for Distribution Activities (defined below) are primarily intended to result in the sale of Class C shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 promulgated under the Investment Company Act.

     The purpose of the Plan is to create incentives to the Distributor and/or other qualified broker-dealers and their account executives to provide distribution assistance to their customers who are investors in the Fund, to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature and other promotional and distribution activities and to provide for the servicing and maintenance of shareholder accounts.

                                    THE PLAN

     The material aspects of the Plan are as follows:

1.   DISTRIBUTION ACTIVITIES

     The Fund shall engage the Distributor to distribute Class C shares of the Fund and to service shareholder accounts using all of the facilities of the Distributor's distribution network including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec). Services provided and activities undertaken to distribute Class C shares of the Fund are referred to herein as "Distribution Activities."

2.   PAYMENT OF SERVICE FEE

     The Fund shall pay to the Distributor as compensation for providing personal service and/or maintaining shareholder accounts a service fee of .25 of 1% per annum of the average daily net assets of the Class C shares (service fee). The Fund shall calculate and accrue daily amounts payable by the Class C shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Trustees may determine.

3.   PAYMENT FOR DISTRIBUTION ACTIVITIES

     The Fund shall pay to the Distributor as compensation for its services a distribution fee of .75 of 1% per annum of the average daily net assets of the Class C shares of the Fund for the performance of Distribution Activities. The Fund shall calculate and accrue daily amounts payable by the Class C shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Board of Directors/Trustees may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the NASD Conduct Rules.

     Amounts paid to the Distributor by the Class C shares of the Fund will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund except that distribution expenses attributable to the Fund as a whole will be allocated to the Class C shares according to the ratio of the sale of Class C shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Trustees. The allocation of distribution expenses among classes will be subject to the review of the Trustees. Payments hereunder will be applied to distribution expenses in the order in which they are incurred, unless otherwise determined by the Trustees.

     The Distributor shall spend such amounts as it deems appropriate on Distribution Activities which include, among others:

          (a) sales commissions (including trailer commissions) paid to, or on account of, account executives of the Distributor;

          (b) indirect and overhead costs of the Distributor associated with performance of Distribution Activities including central office and branch expenses;

          (c) amounts paid to Prudential Securities or Prusec for performing services under a selected dealer agreement between Prudential Securities or Prusec and the Distributor for sale of Class C shares of the Fund, including sales commissions and trailer commissions paid to, or on account of, agents and indirect and overhead costs associated with Distribution Activities;

          (d) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

          (e) sales commissions (including trailer commissions) paid to, or on account of, broker-dealers and other financial institutions (other than Prudential Securities or Prusec) which have entered into selected dealer agreements with the Distributor with respect to Class C shares of the Fund.


4.   QUARTERLY REPORTS; ADDITIONAL INFORMATION

     An appropriate officer of the Fund will provide to the Trustees of the Fund for review, at least quarterly, a written report specifying in reasonable detail the amounts expended for Distribution Activities (including payment of the service fee) and the purposes for which such expenditures were made in compliance with the requirements of Rule 12b-1. The Distributor will provide to the Trustees of the Fund such additional information as they shall from time to time reasonably request, including information about Distribution Activities undertaken or to be undertaken by the Distributor.

     The Distributor will inform the Trustees of the Fund of the commissions and account servicing fees to be paid by the Distributor to account executives of the Distributor and to broker-dealers and other financial institutions which have selected dealer agreements with the Distributor.

5.   EFFECTIVENESS; CONTINUATION

     The Plan shall not take effect until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class C shares of the Fund.

     If approved by a vote of a majority of the outstanding voting securities of the Class C shares of the Fund, the Plan shall, unless earlier terminated in accordance with its terms, continue in full force and effect thereafter for so long as such continuance is specifically approved at least annually by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan.

6.   TERMINATION

     This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class C shares of the Fund.

7.   AMENDMENTS

     The Plan may not be amended to change the combined service and distribution expenses to be paid as provided for in Sections 2 and 3 hereof so as to increase materially the amounts payable under this Plan unless such amendment shall be approved by the vote of a majority of the outstanding voting securities (as defined in the

Investment Company Act) of the Class C shares of the Fund. All material amendments of the Plan shall be approved by a majority of the Trustees of the Fund and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

8.   RULE 12b-1 TRUSTEES

     While the Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the discretion of the Rule 12b-1 Trustees.

9.   RECORDS

     The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 4 hereof, for a period of not less than six years from the date of effectiveness of the Plan, such agreements or reports, and for at least the first two years in an easily accessible place.



Dated: August 1, 1994

Amended: June 1, 1998